THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE
         NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING THIS NOTE AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE NOTE AND/OR SUCH SECURITIES SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW.

         FORM OF

                           CONVERTIBLE PROMISSORY NOTE

$______________                                                 January __, 2000

         1. Obligation. FOR VALUE RECEIVED, Vertica Software, Inc., a Colorado corporation (hereinafter called the "Corporation"), hereby promises to pay _________________ (hereinafter called the "Holder"), on
____________________________   (the  "Maturity  Date"),  the  principal  sum  of
_________________________________________  Dollars  ($______.00),  together with accrued  interest on such  principal  sum at the annual  rate of twelve  percent
(12%).

         2. Medium Of Payment. The principal and accrued interest on this Note are payable in lawful money of the United States of America at the Holder's address set forth below, or at such other address as the Holder hereof may from time to time designate to the Corporation in writing.

         3. Prepayment. The Corporation may, upon giving the Holder thirty (30) days prior written notice, prepay this Note, in whole or in part, at any time.

         4. Extension/Conversion. On or before _______________, 2000, the Holder shall, by giving written notice to the Corporation (the "Election Notice"), elect to (i) convert the entire principal and accrued interest on this Note into Common Stock shares of the Corporation at a conversion price equal to 55% of the closing sale price of the Common Stock as reported on the OTCBB on the date of the Election Notice, (ii) extend the Maturity Date of this Note for an additional six (6) months, or (iii) have the principal and accrued interest on this Note paid on the original Maturity Date. If the Holder elects to convert this Note into shares of Common Stock, no shares of the Corporation shall be issued to the Holder, and the Holder shall have no rights to receive

                                       1.

such shares, until the Corporation has received this Note from the Holder for cancellation, and upon such receipt, the Corporation will promptly issue and deliver to the Holder a certificate of its Common Stock evidencing the number of shares into which this Note will have been converted. If the Holder fails to give the Election Notice by ___________, 2000, such failure shall be deemed an election by the Holder to have the principal and accrued interest on the Note paid on the original Maturity Date. If the Holder elects to convert this Note, then the Holder shall also be entitled to receive a warrant (the "Warrant") to acquire that number of shares of Common Stock of the Corporation equal to twenty-five percent (25%) of the principal amount of this Note. The Warrant shall have an exercise price equal to the closing sale price of the Common Stock as reported on the OTCBB on the date of this Note.

         5. Default. In the event of default in the payment of principal and accrued interest on this Note when due, then the entire outstanding balance of principal and accrued interest shall become immediately due and payable at the option of the Holder of this Note.

         6. Investment Representation. Neither this Note, the Warrant or the Common Stock shares issuable upon the conversion of this Note or issuable upon the exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities laws. Holder acknowledges by acceptance of the Note that (a) he has acquired this Note for investment and not with a view toward or in connection with distribution thereof; (b) he has a pre-existing personal or business relationship with the Corporation, or its executive officers, or by reason of his business or financial experience he has the capacity to protect his own interests in connection with the transaction; and (c) he is an "Accredited Investor" as such term is defined under Rule 501 promulgated under the Securities Act. Holder agrees that any shares issuable upon conversion of this Note or exercise of the Warrant will be acquired for investment and not with a view toward distribution thereof, and such shares will not be registered under the Securities Act and applicable state securities laws, and that such shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. Holder, by acceptance hereof, consents to the placement of the following restrictive legend, or similar legend, on each certificate to be issued to Holder by the Successor Company in connection with the issuance of such shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND

                                       2.

PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY FURTHER QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAWS."

         7. Public Offering Lock-Up. In connection with any underwritten registration of the Corporation's securities, the Holder agrees, upon the request of the Corporation and the underwriters managing such underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock issuable upon conversion of this Note or exercise of the Warrant without the prior written consent of the Corporation and such underwriters, as the case may be, for such period of time not to exceed fourteen (14) days before and one hundred eighty (180) days after the effective date of such registration as the underwriters may specify. The Corporation and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Corporation and such underwriter. The Corporation may also impose stop-transfer instructions with respect to the shares and any other securities subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

         8. Notices. Any communication or notices may be delivered or mailed to the offices of the Corporation at its principal place of business and to the Holder at the Holder's address set forth below, or to such other addresses as the Corporation, or Holder, may designate in writing from time to time.

         9. Applicable Law/Attorneys' Fees. This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. If an action is brought to collect this Note, the Holder hereof shall be entitled to receive all costs of collection including, without limitation, reasonable attorneys' fees.

         10. Waiver/Assignment. The undersigned hereby waives presentment, demand, protest, and notice of nonpayment or dishonor of this Note. This Note may not be assigned by the Holder without the Corporation's prior written consent.

         11. Note Confers No Rights of Shareholder. The Holder shall not have any rights as a shareholder of the Corporation with regard to the shares issuable hereunder prior to actual conversion hereunder.

         Executed on January ___, 2000, at Emeryville, California.


                             Vertica Software, Inc.

                             By:
                                --------------------------------
                                (Signature)

                                       3.

                                --------------------------------
                                (Print Name & Title)



         The name and address of the registered Holder of this Note is:


         ---------------------------
         (Name)

         ---------------------------
         (Address)

                                       4.